PLEASE VOTE NOW!

ING EQUITY TRUST

ING FUNDS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the ING Funds (“the Funds”), which was originally scheduled for October 25, 2007, has been adjourned due to lack of investor response. The meeting is now scheduled for November 21, 2007 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each Fund are being asked to approve a number of proposals. After careful consideration, the Board of Directors/Trustees of each Fund unanimously approved the proposals and recommends shareholders vote “FOR” the proposals.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 1-866-435-8096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet.	Visit www.proxyweb.com and enter the 14 digit control number located on your proxy card.

3. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either option 1, 2, or 3 to register your vote to ensure that we receive your executed proxy by Wednesday, November 21, 2007. Thank you in advance.

PLEASE VOTE NOW!

ING EQUITY TRUST

ING FUNDS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the ING Funds (“the Funds”), which was originally scheduled for October 25, 2007, has been adjourned due to lack of investor response. The meeting is now scheduled for November 21, 2007 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each Fund are being asked to approve a number of proposals. After careful consideration, the Board of Directors/Trustees of each Fund unanimously approved the proposals and recommends shareholders vote “FOR” the proposals.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Internet.	Visit www.proxyvote.com and enter the 12 digit control number located on your proxy card.

2. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either option 1 or 2 to register your vote to ensure that we receive your executed proxy by Wednesday, November 21, 2007. Thank you in advance.

PLEASE VOTE NOW!

ING EQUITY TRUST

ING FUNDS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the ING Funds (“the Funds”), which was originally scheduled for October 25, 2007, has been adjourned due to lack of investor response. The meeting is now scheduled for November 21, 2007 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each Fund are being asked to approve a number of proposals. After careful consideration, the Board of Directors/Trustees of each Fund unanimously approved the proposals and recommends shareholders vote “FOR” the proposals.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 1-866-435-8096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet.	Visit www.proxyvote.com and enter the 12 digit control number located on your proxy card.

3. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either option 1, 2, or 3 to register your vote to ensure that we receive your executed proxy by Wednesday, November 21, 2007. Thank you in advance.